Exhibit 10.5


                                    RE-STATED
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                                 PROMISSORY NOTE
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$6,356,740.00                                                      June 30, 2005
                                ***************

     For Value Received, AMERICAN LEISURE EQUITIES CORPORATION of 201 South Biscayne Boulevard, Suite 1600AGS, Miami, Florida 33131 (referred to herein as the "MAKER") hereby promises to pay to Around The World Travel, Inc. ("AWT")
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(the  "PAYEE"), 1701 Ponce De Leon Boulevard, Coral Gables, Florida 33134, or at
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such  other  place  or places as Payee may direct, in lawful money of the United
States, on or before JUNE 29, 2010 (the "MATURITY DATE") the principal amount of
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$6,356,740.00  (sometimes  hereinafter  referred to  as the ("PRINCIPAL AMOUNT")
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together  with  interest on the unpaid principal balance at an annual rate equal to Six Percent (6%) per annum ("INTEREST").
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The  Maker  also  agrees  as  follows:

     1.  Principal  Amount.This  Note  represents a restatement of an obligation
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between  Maker  and  Payee  arising  out  of  the  purchase by Maker of personal property of Payee pursuant to that Asset Purchase Agreement dated December 30, 2004. This Note supercedes all previous notes and obligations of debt wherein the Maker herein was the obligor. The outstanding principal amount of this note as of the date hereof is $6,356,740.00.

     2.  Payments  and  Interest.  Interest shall accrue on the unpaid Principal
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Amount  from  366 days from the date hereof until the Maturity Date. Payments of the Interest due under this Note shall be made, quarterly in arrears, in immediately available lawful money of the United States of America commencing 366 days from date. Upon the Maturity Date all of the Principal Amount, all Interest and all other sums due and owing to Payee hereunder shall be paid in full; each payment is to be applied first to accrued and unpaid Interest and the balance in the reduction of the Principal Amount. The Maker's obligation to repay the Loan and to pay Interest on the Loan shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be terminated for any reason whatsoever. This Note may be prepaid at the option of the Maker without prior written notice and without penalty. Any prepayment will first be applied to accrued interest and then to the unpaid principal balance of this Note.

     3. Acceleration Upon Default. Payee may declare the entire unpaid Principal
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Amount  of  this  Note,  together  with  all  accrued and unpaid Interest, to be immediately due and payable upon written demand, at Payee's sole election, if any one or more of the following events of default (each, an "EVENT OF DEFAULT")
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shall occur:

          (a)  Payments  of Principal and Interest. Maker shall fail to make any
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     payment  of  the  Principal Amount or Interest on this Note within ten (10)
     days after such payments are due.

          (b)  Failure  to  Observe  or Perform Covenants. Maker defaults in any
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     material  respect  in  the  observance  or  performance of any non-monetary representation, warranty, covenant, or agreement in this Note or the Credit Agreement and such default continues for a period of thirty (30) days after written notice by Payee to Maker; provided, however, to the extent such non-monetary default is not capable of being cured within said 30-day period, Maker will have an additional thirty (30) days to cure such non-monetary default.

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          (c)  Cross Default. There shall occur a default or event of default on
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     the part of Maker in the event of the following:

               Bankruptcy: Maker. Should (i) Maker commence any case, proceeding
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          or other action (collectively, "PROCEEDING") (A) under any existing or
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          future  law  of  any  jurisdiction,  domestic  or foreign, relating to bankruptcy, insolvency, reorganization or similar relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other similar relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Maker shall make a general assignment for the benefit of its creditors; or (ii) there be commenced against any Maker any Proceeding of a nature referred to in clause (i), above, which results either in the entry of an order for relief ("ORDER") or appointment, and any such Order or appointment
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          remains undismissed in a manner reasonably satisfactory to Payee for a period of sixty (60) days (the foregoing shall include the commencement against Maker of any Proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an Order for any such relief which remains undismissed in a manner reasonably satisfactory to Payee for sixty (60) days); or (iii) any Maker takes any action substantially in furtherance of, or expressly indicating its consent to, approval of or acquiescence in, any of the acts set forth in clause (i) or (ii) above.

          (d)  Condition  Precedent To Acceleration: Payee's right to accelerate
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     shall  be  conditioned  upon  the  Payee first applying, as a credit to the
     Maker, any and all debt owed by Payee to Maker or the parent company of Maker, American Leisure Holdings, Inc.

     4.  Default  Rate  of  Interest.  During  the  continuance  of any Event of
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Default, Interest shall be calculated at the rate of Six Percent (6%) per annum.

     5. No Usury; Costs and Expenses; Set-Off.
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          (a)  No  Usury.  Anything  contained  in  this  Note  to  the contrary
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     notwithstanding,  Payee  shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the principal amount of this Note, from time to time outstanding, in excess of the maximum rate permitted by applicable laws, as such laws are now or hereinafter enacted, amended or construed by the courts having jurisdiction thereof, or which subjects or may subject Payee to the imposition of penalties or forfeiture ("MAXIMUM RATE"). In the event that any such
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     payment  of  interest  would exceed the Maximum Rate ("EXCESS"), or if such
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     Excess  would  subject  Payee to the imposition of penalties or forfeiture, then Payee shall deduct such Excess from any principal amounts of the Note that remain outstanding if any, and if there still remains an Excess, then Payee will pay the remaining Excess to Maker, with appropriate interest, and the effective rate of interest on this Note shall automatically be reduced to the Maximum Rate.

          (b)  Costs  and  Expenses.  Maker agrees to pay all costs and expenses
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     including,  without  limitation,  reasonable  attorneys'  fees, incurred or payable by Payee in enforcing each provision of this Note including, without limitation, respecting the collection of any and all amounts payable under this Note.

          (c)  Set-off:  Maker shall have the right to elect set-off against its
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     principal obligation any sums it, or its related company:

               i. Pays to third parties or governments on the account of the Payee;

               ii. Loans to Payee, including loans in existence prior to the date hereof, that are not paid according to the terms thereof;

               iii. Pays  in  legal,  consulting,  discovery  and  litigation fees by virtue of being included into litigation involving the contractual commitments or alleged tortious acts or negligence of Payee, whether said commitments or litigation occurred or commenced before or after the effective date of this Note;

               iv. Pays in voluntary and discretionary settlement of or by court order with respect to any such litigation as described in subsection (iii), above.

               v. Loses, by a GAAP calculation or by a federal income tax calculation, by virtue of the acquisition of the assets of Payee.

     6. Miscellaneous:
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          (a)  Rights  and  Remedies.  Payee  shall have all rights and remedies
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     provided  for  by  any  law  of  any kind (including all forms of legal and equitable relief) with respect to any acceleration or any other breach or default hereunder and Payee shall in addition have any other rights and remedies provided for in this Note. All rights and remedies contemplated in the preceding sentence shall be independent and cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one right or remedy shall not be deemed to be an election of such right or remedy or to preclude or waive the exercise of any other right or remedy.

          (b)  Amendments;  Pronouns;  No  Waiver;  Successors  and  Assigns. No
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     amendment,  modification, rescission, waiver, forbearance or release of any provision of this Note shall be valid or binding unless made in writing and executed by a duly authorized representative of Maker and Payee. No consent or waiver, express or implied, by Payee to or of any breach by Maker in the performance by it of any of its obligations hereunder shall be deemed or construed to be a consent to or waiver of the breach in the performance of the same or any other obligation of Maker hereunder. Failure on the part of Payee to complain of any act or failure to act by Maker or to declare Maker in breach irrespective of how long such failure continues, shall not constitute a waiver by Payee of any of its rights hereunder. All consents and waivers shall be in writing. All of the terms, covenants and conditions contained in this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Maker's obligations hereunder may be not be delegated to any other Person without the prior consent of Payee and any such attempted delegation without such consent shall be void.

          (c)  Governing  Law; Notices. This Note, including the performance and
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     enforceability  hereof,  shall  be  governed by and construed in accordance with the laws of the State of Florida, without regard to the principles of conflicts of law. Any notice, demand or other written document in connection with this Note shall be in writing signed by the party giving such notice.

          (d)  Assignability:  This Note is not assignable. This Note is for the
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     express  benefit  of  the  Payee and for no other party. This Note shall be void if assigned, sold, bartered, held, garnished, attached or otherwise alienated, whether voluntarily or involuntarily, by the payee or any third party creditor of Payee without the express written consent of Maker which it may withhold in its absolute discretion. This provision is a material inducement for Maker entering into the transactions that gave rise to the making of this Note.

     7.  WAIVER OF JURY TRIAL. PAYEE AND MAKER HEREBY KNOWINGLY, VOLUNTARILY AND
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INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT
OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE ENTERING INTO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Note as of the day and year first above written.


AMERICAN LEISURE EQUITIES CORPORATION a Florida corporation


/s/  Malcolm  J.  Wright
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By:  Malcolm  J.  Wright
Title:  President

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